UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:     811-21485

Cohen & Steers Infrastructure Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2020

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2020. The total returns for Cohen & Steers Infrastructure Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2020
Cohen & Steers Infrastructure Fund at Net Asset Value[a]	-14.84%
Cohen & Steers Infrastructure Fund at Market Value[a]	-12.21%
Blended Benchmark—80% FTSE Global Core Infrastructure 50/50 Net Tax Index / 20% ICE BofA Fixed Rate Preferred Securities Index[b]	-11.13%
S&P 500 Index[b]	-3.08%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.155 per share on a monthly basis.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites, and telecommunication towers. The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board of Directors may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Amid global upheaval from COVID-19, the typically defensive behavior of global listed infrastructure broke down in the six months ended June 2020. Infrastructure stocks began the year on solid footing, with share prices buoyed by increasing signs of stabilization amid widespread central bank easing efforts. Investors were also encouraged by a positive manufacturing outlook and progress on U.S.—China trade talks. However, markets were turned upside-down in February as virus cases spread globally.

Economic shutdowns directly impacted many infrastructure subsectors, compounding concerns that without sufficient fiscal and monetary policy actions, the drop in economic activity could lead to a liquidity-driven credit crisis. Unemployment surged, while other data pointed to considerable economic damage worldwide.

Markets staged a sharp recovery beginning in March as central banks cut interest rates, introduced or expanded asset purchases and employed other policies to provide liquidity and support functioning credit markets. Additionally, governments globally introduced massive relief packages, many amounting to 10% or more of their annual economic output. The policy responses came faster and more forcefully than in 2008. However, positive returns in the second quarter were not enough to overcome the declines in the first quarter.

Fund Performance

The Fund had a negative total return in the period and underperformed its blended benchmark on both a market price and NAV basis.

Amid broad market declines, the communications sector advanced strongly amid accelerating capital spending on wireless infrastructure. The sector benefited from an already healthy growth outlook that was bolstered by the likely persistence of remote work and education activity. The Fund’s overweight allocation and security selection in communications contributed to relative performance, including a beneficial out-of-benchmark allocation to data centers, which are seeing strong demand tied to increased data traffic.

Utilities, including water, electric and gas distribution companies, declined despite revenues being relatively insulated from the pandemic-related economic fallout. The portfolio’s security selection in

COHEN & STEERS INFRASTRUCTURE FUND, INC.

electric utilities and gas distribution aided relative performance. Notable contributors included overweight or out-of-index positions in companies focused on renewable energy. An overweight allocation and security selection in water companies also contributed to performance.

Transportation sectors declined on the uncertain growth outlook. Travel restrictions and reduced trade particularly impacted airports, though toll roads, marine and railways were also affected. In some instances, transportation infrastructure companies were further hindered by emergency government policies to help relieve burdens on struggling consumers. For instance, certain airports had to contend with reduced or suspended landing and/or parking fees, while some toll road charges were likewise provisionally suspended. Security selection in airports contributed to the Fund’s relative performance, as we chose not to own certain European companies that declined materially. The portfolio’s overweight and security selection in railways detracted, due in part to overweight positions in certain passenger rail companies in Japan and Europe.

Midstream energy declined materially as the abrupt halt to economic activity resulted in an unprecedented collapse in oil demand. The oil price decline that resulted was exacerbated by the breakdown of the supply discipline of the Organization of the Petroleum Exporting Countries and its allies, which added to an already oversupplied market. Counterparty credit risk and the potential for contract renegotiations between midstream companies and their upstream counterparties weighed heavily on the sector until oil prices began to recover as economies reopened. Security selection and an overweight allocation in midstream energy detracted from the Fund’s relative performance, largely stemming from the timing of allocations in a liquified natural gas exporter and a volumetrically sensitive gathering & processing company.

Returns for fixed income securities were negative for the period but generally outperformed equities. The economic shock from efforts to combat COVID-19 and an uncertain outlook drove credit spreads sharply wider in February and March, resulting in steep losses for preferreds and other credit-sensitive fixed income segments. Like equities, fixed income markets began a strong rebound in late March in response to highly supportive fiscal and monetary measures. Credit spreads narrowed significantly, and low rates further supported spreads via keen investor interest in income securities. However, except for the highest quality issues, positive returns in the second quarter were not enough to overcome declines in the first quarter. The Fund’s underweight allocation to fixed income detracted from relative performance.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, other currencies modestly depreciated against the U.S. dollar. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net headwind for absolute returns.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund

COHEN & STEERS INFRASTRUCTURE FUND, INC.

used forward starting interest rate swaps to extend the maturity of the fixed rate portion of the borrowing. The Fund’s use of swaps detracted from the Fund’s total return for the six months ended June 30, 2020.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly detracted from the Fund’s performance for the six-month period ended June 30, 2020.

Sincerely,

ROBERT S. BECKER Portfolio Manager	BEN MORTON Portfolio Manager

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2020, leverage represented 29% of the Fund’s managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital through 2026 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	29%
% Variable Rate Financing	15%
Variable Rate	1.0%
% Fixed Rate Financing[c,d]	85%
Weighted Average Rate on Fixed Financing	3.4%
Weighted Average Term on Fixed Financing	3.0 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur breakage fees under the Fund’s credit arrangement and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of June 30, 2020. Information is subject to change.
[b]	See Note 8 in Notes to Financial Statements.
[c]	Represents a combination of fixed rate borrowings and fixed payer interest rate swap contracts.
[d]	The Fund entered into a forward-starting interest rate swap contract with interest receipts and payments commencing on December 28, 2020 (effective date).

COHEN & STEERS INFRASTRUCTURE FUND, INC.

June 30, 2020

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets

NextEra Energy, Inc.	$199,210,688	6.7
Crown Castle International Corp.	167,039,733	5.6
American Tower Corp.	127,784,946	4.3
Transurban Group	123,860,765	4.2
Duke Energy Corp.	87,297,161	3.0
Enbridge, Inc.	77,065,223	2.6
Union Pacific Corp.	73,689,329	2.5
National Grid PLC	61,376,148	2.1
Canadian National Railway Co.	55,557,510	1.9
American Water Works Co., Inc.	54,616,556	1.8

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdownb

(Based on Managed Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

		Shares/Units	Value
COMMON STOCK	116.0%
AUSTRALIA	7.9%
AIRPORTS	0.9%
Sydney Airport		4,639,253	$18,309,225

ELECTRIC	1.1%
Spark Infrastructure Group		16,454,821	24,576,086

REAL ESTATE	0.1%
DIVERSIFIED	0.1%
Charter Hall Group		53,037	359,298
Mirvac Group		293,675	443,626
Stockland		51,588	119,622

			922,546

INDUSTRIALS	0.0%
Goodman Group		17,700	182,633

TOTAL REAL ESTATE			1,105,179

TOLL ROADS	5.8%
Transurban Group[a]		12,630,198	123,860,765

TOTAL AUSTRALIA			167,851,255

AUSTRIA	0.0%
REAL ESTATE—DIVERSIFIED
CA Immobilien Anlagen AG		3,294	110,133

BELGIUM	0.5%
ELECTRIC	0.5%
Elia Group SA/NV		90,275	9,821,104

REAL ESTATE	0.0%
RESIDENTIAL	0.0%
Aedifica SA		1,700	186,167

SELF STORAGE	0.0%
Warehouses De Pauw CVA		4,804	131,980

TOTAL REAL ESTATE			318,147

TOTAL BELGIUM			10,139,251

BRAZIL	1.9%
INFRASTRUCTURE—WATER	0.7%
Cia de Saneamento do Parana		2,615,636	15,155,788

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
RAILWAYS	0.6%
Rumo SAb		3,222,328	$13,326,374

TOLL ROADS	0.6%
CCR SA		4,219,079	11,249,636

TOTAL BRAZIL			39,731,798

CANADA	10.3%
ELECTRIC	1.3%
Hydro One Ltd., 144Ac		1,454,804	27,357,945

INFRASTRUCTURE	4.1%
FREIGHT RAILS	2.6%
Canadian National Railway Co.		627,965	55,557,510

MIDSTREAM—C-CORP	1.5%
Pembina Pipeline Corp.		1,219,255	30,481,375

TOTAL INFRASTRUCTURE			86,038,885

PIPELINES—C-CORP	4.9%
Enbridge, Inc. (USD)[a]		2,534,490	77,065,223
TC Energy Corp.[a]		640,660	27,370,566

			104,435,789

REAL ESTATE	0.0%
OFFICE	0.0%
Allied Properties REIT		8,503	256,543

RESIDENTIAL	0.0%
Boardwalk REIT		9,531	208,579

TOTAL REAL ESTATE			465,122

TOTAL CANADA			218,297,741

CHINA	4.5%
GAS DISTRIBUTION	1.3%
Enn Energy Holdings Ltd. (H shares)		2,344,221	26,490,825

PIPELINES—C-CORP	0.6%
Beijing Enterprises Holdings Ltd. (H shares)[a]		3,899,500	13,094,797

REAL ESTATE	0.7%
DATA CENTERS	0.7%
GDS Holdings Ltd., ADR (H shares)[a,b,d]		191,667	15,268,193

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
DIVERSIFIED	0.0%
China Overseas Land & Investment Ltd. (H Shares)		41,000	$125,191
China Resources Land Ltd. (H shares)		32,000	122,310

			247,501

FINANCE	0.0%
ESR Cayman Ltd., 144A (H Shares)[b,c]		116,800	277,323

TOTAL REAL ESTATE			15,793,017

TELECOMMUNICATION SERVICES	0.0%
China Mobile Ltd. (H shares)		96,500	651,573

TOLL ROADS	1.2%
Jiangsu Expressway Co., Ltd. (H shares)		15,514,000	18,233,971
Zhejiang Expressway Co., Ltd., Class H (H shares)		8,712,000	6,186,988

			24,420,959

WATER	0.7%
Guangdong Investment Ltd. (H shares)[a]		8,878,425	15,314,292

TOTAL CHINA			95,765,463

FRANCE	2.4%
ENERGY—OIL & GAS	0.1%
Total SA		40,237	1,551,475

REAL ESTATE	0.0%
DIVERSIFIED	0.0%
Covivio		2,558	185,541

NET LEASE	0.0%
ARGAN SA		1,607	147,626

OFFICE	0.0%
Gecina SA		1,040	128,447

RETAIL	0.0%
Klepierre SA		14,578	291,397

TOTAL REAL ESTATE			753,011

TOLL ROADS	2.3%
Eiffage SA		196,705	18,031,276
Vinci SAa		323,870	30,030,266

			48,061,542

TOTAL FRANCE			50,366,028

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
GERMANY	0.1%
REAL ESTATE
OFFICE	0.0%
Alstria Office REIT AG		6,891	$102,560

RESIDENTIAL	0.1%
Deutsche Wohnen SE		10,600	476,317
Instone Real Estate Group AG, 144Ab,c		8,451	183,352
LEG Immobilien AG		2,154	273,204
Vonovia SE		10,663	651,755

			1,584,628

TOTAL GERMANY			1,687,188

HONG KONG	1.2%
ELECTRIC	1.1%
Power Assets Holdings Ltd.[a]		4,369,500	23,875,212

REAL ESTATE	0.1%
DIVERSIFIED	0.1%
Hang Lung Properties Ltd.		171,000	406,514
New World Development Co., Ltd.		96,254	457,022
Sun Hung Kai Properties Ltd.		43,500	555,723

			1,419,259

RETAIL	0.0%
Link REIT		35,907	294,802

TOTAL REAL ESTATE			1,714,061

TOTAL HONG KONG			25,589,273

ITALY	2.9%
INFRASTRUCTURE—GAS—DISTRIBUTION	0.4%
Snam S.p.A.		1,863,711	9,085,866

TOLL ROADS	1.4%
Atlantia S.p.A.		1,744,401	28,216,225

UTILITIES—ELECTRIC UTILITIES	1.1%
Enel S.p.A.		2,698,607	23,338,744

TOTAL ITALY			60,640,835

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
JAPAN	3.4%
ELECTRIC	1.7%
Chubu Electric Power Co.[a]		1,379,800	$17,305,368
Chugoku Electric Power Co., Inc./The		1,461,100	19,479,428

			36,784,796

GAS DISTRIBUTION	0.7%
Tokyo Gas Co., Ltd.[a]		647,700	15,508,916

RAILWAYS	0.8%
East Japan Railway Co.[a]		92,000	6,375,162
West Japan Railway Co.[a]		179,300	10,056,751

			16,431,913

REAL ESTATE	0.2%
DIVERSIFIED	0.2%
Activia Properties, Inc.		75	259,884
Japan Prime Realty Investment Corp.		92	269,893
Mitsubishi Estate Co., Ltd.		38,000	566,269
Mitsui Fudosan Co., Ltd.		31,100	552,483
NIPPON REIT Investment Corp.		86	278,004
Nomura Real Estate Master Fund, Inc.		189	226,365
Tokyu Fudosan Holdings Corp.		24,940	117,329
United Urban Investment Corp.		231	248,798

			2,519,025

INDUSTRIALS	0.0%
GLP J-REIT		230	332,362

OFFICE	0.0%
Nippon Building Fund, Inc.		55	313,234

RESIDENTIAL	0.0%
Daiwa House REIT Investment Corp.		124	291,723

TOTAL REAL ESTATE			3,456,344

TOTAL JAPAN			72,181,969

MEXICO	1.2%
AIRPORTS	0.6%
Grupo Aeroportuario del Pacifico SAB de CV, Class B		1,709,329	12,339,266

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
ELECTRIC	0.6%
Infraestructura Energetica Nova SAB de CV		4,804,786	$13,819,940

TOTAL MEXICO			26,159,206

NETHERLANDS	0.6%
MARINE PORTS
Koninklijke Vopak NV		250,000	13,223,590

NEW ZEALAND	1.3%
AIRPORTS
Auckland International Airport Ltd.[a]		6,665,359	28,346,164

NORWAY	0.0%
REAL ESTATE—OFFICE
Entra ASA, 144Ac		8,074	103,498

SINGAPORE	0.1%
REAL ESTATE
DIVERSIFIED	0.1%
CapitaLand Commercial Trust		107,200	131,198
City Developments Ltd.		49,000	299,443
Keppel DC REIT		149,400	273,600

			704,241

HEALTH CARE	0.0%
Parkway Life Real Estate Investment Trust		87,000	209,049

INDUSTRIALS	0.0%
Mapletree Industrial Trust		117,800	245,050

TOTAL SINGAPORE			1,158,340

SPAIN	2.6%
AIRPORTS	2.2%
Aena SME SA, 144Ac		354,268	47,380,372

COMMUNICATIONS	0.4%
Cellnex Telecom SA, 144Ac		133,230	8,137,387

TOTAL SPAIN			55,517,759

SWEDEN	0.1%
COMMUNICATIONS	0.1%
Telia Co. AB		179,800	672,668

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
REAL ESTATE	0.0%
DIVERSIFIED	0.0%
Castellum AB		14,059	263,437
Fastighets AB Balder, Class Bb		6,005	229,758

			493,195

RETAIL	0.0%
Catena AB		3,719	147,057

TOTAL REAL ESTATE			640,252

TOTAL SWEDEN			1,312,920

SWITZERLAND	0.4%
AIRPORTS
Flughafen Zurich AG		61,160	7,987,938

THAILAND	2.2%
AIRPORTS
Airports of Thailand PCL		23,767,900	46,790,963

UNITED KINGDOM	3.7%
ELECTRIC	2.9%
National Grid PLC		5,030,669	61,376,148

INFRASTRUCTURE	0.7%
Pennon Group PLC		1,154,106	15,981,718

REAL ESTATE	0.1%
DIVERSIFIED	0.0%
LondonMetric Property PLC		55,225	144,154

HEALTH CARE	0.0%
Assura PLC		192,227	186,530

INDUSTRIALS	0.1%
Segro PLC		39,654	438,572

RESIDENTIAL	0.0%
Grainger PLC		37,586	133,371
UNITE Group PLC		10,217	118,972

			252,343

SELF STORAGE	0.0%
Safestore Holdings PLC		20,166	181,768

TOTAL REAL ESTATE			1,203,367

TOTAL UNITED KINGDOM			78,561,233

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
UNITED STATES	68.7%
COMMUNICATIONS—TOWERS	15.1%
American Tower Corp.[a,d]		494,256	$127,784,946
Crown Castle International Corp.[a,d]		998,146	167,039,733
SBA Communications Corp.[a]		83,267	24,806,905

			319,631,584

CONSUMER—CYCLICAL—HOTELS, RESTAURANTS & LEISURE	0.0%
Boyd Gaming Corp.		7,110	148,599

DIVERSIFIED	0.4%
Macquarie Infrastructure Co. LLC[a,d]		316,453	9,711,943

ELECTRIC	31.1%
Alliant Energy Corp.[a,d]		1,054,083	50,427,331
CMS Energy Corp.[a,d]		765,293	44,708,417
Dominion Energy, Inc.[a,d]		517,111	41,979,071
DTE Energy Co.[a,d]		328,852	35,351,590
Duke Energy Corp.[a,d]		1,092,717	87,297,161
Edison International[a,d]		561,544	30,497,455
Evergy, Inc.[a,d]		760,272	45,076,527
FirstEnergy Corp.[a,d]		1,120,153	43,439,533
NextEra Energy, Inc.[a,d]		829,457	199,210,688
NorthWestern Corp.[a]		549,218	29,943,365
Xcel Energy, Inc.[a,d]		800,703	50,043,937

			657,975,075

ENERGY	0.5%
Magellan Midstream Partners LPa		244,125	10,538,876

GAS DISTRIBUTION	1.1%
Atmos Energy Corp.[a,d]		134,430	13,386,539
NiSource, Inc.[a,d]		462,529	10,517,910

			23,904,449

INDUSTRIALS	0.1%
United Parcel Service, Inc. Class Ba		27,024	3,004,528

INFRASTRUCTURE—ELECTRIC	4.2%
CenterPoint Energy, Inc.‡		1,197,779	22,362,534
Pinnacle West Capital Corp.‡		483,454	35,432,344
PNM Resources, Inc.		509,474	19,584,180
Public Service Enterprise Group, Inc.‡		232,010	11,405,612

			88,784,670

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
Verizon Communications, Inc.[a]		62,022	$3,419,273

PIPELINES	6.0%
PIPELINES—C-CORP	4.4%
Kinder Morgan, Inc.[a,d]		3,055,885	46,357,776
ONEOK, Inc.[a,d]		554,288	18,413,447
Plains GP Holdings LP, Class A‡,a		1,219,622	10,854,636
Williams Cos., Inc.[a,d]		903,919	17,192,539

			92,818,398

PIPELINES—MLP	1.6%
Enterprise Products Partners LPa,d		632,713	11,496,395
MPLX LPa,d		514,959	8,898,492
Noble Midstream Partners LPa		681,713	5,767,292
Western Midstream Partners LPa,b,d		840,056	8,434,162

			34,596,341

TOTAL PIPELINES			127,414,739

RAILWAYS	6.0%
Norfolk Southern Corp.[a,d]		304,962	53,542,178
Union Pacific Corp.[a,d]		435,851	73,689,329

			127,231,507

REAL ESTATE	1.4%
DATA CENTERS	0.7%
CyrusOne, Inc.[a,d]		203,769	14,824,195
Equinix, Inc.		1,314	922,822

			15,747,017

HEALTH CARE	0.2%
Healthcare Trust of America, Inc., Class A		7,719	204,708
Healthpeak Properties, Inc.		15,865	437,239
Medical Properties Trust, Inc.[a]		24,878	467,706
Omega Healthcare Investors, Inc.		5,932	176,358
Ventas, Inc.		25,787	944,320
Welltower, Inc.		21,514	1,113,350

			3,343,681

HOTEL	0.0%
Hilton Worldwide Holdings, Inc.		2,804	205,954

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
INDUSTRIALS	0.1%
Americold Realty Trust		8,815	$319,985
Duke Realty Corp.		11,459	405,534
Prologis, Inc.		20,543	1,917,278

			2,642,797

NET LEASE	0.1%
Agree Realty Corp.		6,649	436,906
VICI Properties, Inc.		34,946	705,560

			1,142,466

OFFICE	0.0%
Boston Properties, Inc.		1,307	118,127
Kilroy Realty Corp.		5,903	346,506

			464,633

RESIDENTIAL	0.1%
Essex Property Trust, Inc.		3,884	890,096
Invitation Homes, Inc.		25,635	705,732
UDR, Inc.		17,819	666,074

			2,261,902

SELF STORAGE	0.1%
Extra Space Storage, Inc.		5,009	462,681
Public Storage[a]		7,309	1,402,524

			1,865,205

SHOPPING CENTERS	0.1%
COMMUNITY CENTER	0.0%
Kimco Realty Corp.		46,434	596,212

REGIONAL MALL	0.1%
Simon Property Group, Inc.		11,113	759,907

TOTAL SHOPPING CENTERS			1,356,119

TOTAL REAL ESTATE			29,029,774

WATER	2.6%
American Water Works Co., Inc.[a,d]		424,503	54,616,556

TOTAL UNITED STATES			1,455,411,573

TOTAL COMMON STOCK (Identified cost—$1,985,201,264)			2,456,934,118

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
PREFERRED SECURITIES—$25 PAR VALUE	7.1%
BERMUDA	0.1%
INSURANCE
PROPERTY CASUALTY	0.1%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (USD)[e,f]		77,050	$1,866,151

REINSURANCE	0.0%
RenaissanceRe Holdings Ltd., 5.75%, Series F (USD)[f]		7,000	181,230

TOTAL BERMUDA			2,047,381

CANADA	0.2%
PIPELINES	0.1%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (USD)[e]		77,150	1,874,745

UTILITIES	0.1%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (USD)[e]		38,890	1,020,863
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (USD)[e]		65,127	1,703,722

			2,724,585

TOTAL CANADA			4,599,330

NETHERLANDS	0.1%
INSURANCE
Aegon Funding Co. LLC, 5.10%, due 12/15/49 (USD)[a]		132,100	3,035,658

UNITED STATES	6.7%
BANKS	2.8%
Bank of America Corp., 6.00%, Series EEa,f		100,000	2,584,000
Bank of America Corp., 6.00%, Series GGa,f		204,775	5,580,119
Bank of America Corp., 5.875%, Series HHf		82,800	2,177,640
Bank of America Corp., 5.375%, Series KKf		55,130	1,416,841
Bank of America Corp., 5.00%, Series LL‡,f		101,143	2,554,872
Capital One Financial Corp., 6.00%, Series H‡,f		37,407	932,931
Capital One Financial Corp., 4.80%, Series Jf		90,575	1,898,452
Citigroup Capital XIII, 7.13% (3 Month US LIBOR + 6.37%), due 10/30/40 (FRN)[g]		145,444	3,854,266
Citigroup, Inc., 6.30%, Series Sa,f		97,743	2,503,198

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
Citizens Financial Group, Inc., 5.00%, Series Ef		58,500	$1,316,250
GMAC Capital Trust I, 6.177% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[a,g]		216,141	4,845,881
Huntington Bancshares, Inc., 6.25%, Series Da,f		73,122	1,831,706
JPMorgan Chase & Co., 6.10%, Series AAa,f		121,901	3,097,504
JPMorgan Chase & Co., 5.75%, Series DDf		15,000	396,300
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series Aa,e,f		58,930	1,430,231
Regions Financial Corp., 5.70% to 5/15/29, Series Ca,e,f		181,815	4,485,376
Synovus Financial Corp., 5.875% to 7/1/24, Series Ee,f		82,725	1,799,269
Wells Fargo & Co., 5.25%, Series Pa,f		110,900	2,753,647
Wells Fargo & Co., 5.85% to 9/15/23, Series Qa,e,f		129,292	3,201,270
Wells Fargo & Co., 6.00%, Series Ta,f		24,750	632,115
Wells Fargo & Co., 5.70%, Series Wa,f		143,039	3,630,330
Wells Fargo & Co., 5.625%, Series Ya,f		99,275	2,517,614
Wells Fargo & Co., 4.75%, Series Za,f		206,575	4,800,803

			60,240,615

ELECTRIC	1.3%
CMS Energy Corp., 5.875%, due 3/1/79[a]		99,975	2,620,345
DTE Energy Co., 5.375%, due 6/1/76, Series Ba		182,874	4,599,281
Duke Energy Corp., 5.75%, Series Aa,f		181,350	4,881,942
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73[a,e]		174,388	4,446,894
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series Na		115,742	3,098,413
Southern Co./The, 5.25%, due 12/1/77[a]		99,672	2,512,731
Southern Co./The, 4.95%, due 1/30/80, Series 2020[a]		230,000	5,773,000

			27,932,606

FINANCIAL	0.8%
DIVERSIFIED FINANCIAL SERVICES	0.3%
Apollo Global Management, Inc., 6.375%, Series Af		57,982	1,488,978
National Rural Utilities Cooperative Finance Corp., 5.50%, due 5/15/64, Series USa		90,000	2,360,700
Synchrony Financial, 5.625%, Series Af		93,732	2,003,053

			5,852,731

INVESTMENT BANKER/BROKER	0.5%
Morgan Stanley, 6.875% to 1/15/24, Series Fa,e,f		100,436	2,669,589

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
Morgan Stanley, 6.375% to 10/15/24, Series Ia,e,f		178,969	$4,640,666
Morgan Stanley, 5.85% to 4/15/27, Series Ka,e,f		110,200	2,836,548

			10,146,803

TOTAL FINANCIAL			15,999,534

INDUSTRIALS—CHEMICALS	0.3%
CHS, Inc., 7.10% to 3/31/24, Series 2[a,e,f]		135,283	3,264,379
CHS, Inc., 6.75% to 9/30/24, Series 3[a,e,f]		137,935	3,285,611

			6,549,990

INSURANCE	0.6%
LIFE/HEALTH INSURANCE	0.4%
Athene Holding Ltd., 6.35% to 6/30/29, Series Aa,e,f		115,223	2,809,137
Equitable Holdings, Inc., 5.25%, Series Af		52,000	1,191,840
MetLife, Inc., 4.75%, Series Ff		68,800	1,690,416
Voya Financial, Inc., 5.35% to 9/15/29, Series Be,f		97,375	2,375,950

			8,067,343

MULTI-LINE	0.2%
Allstate Corp./The, 5.10%, Series Ha,f		146,650	3,719,044
American International Group, Inc., 5.85%, Series Af		11,342	291,603
Hanover Insurance Group, Inc./The, 6.35%, due 3/30/53		50,210	1,272,321

			5,282,968

REINSURANCE	0.0%
Arch Capital Group Ltd., 5.25%, Series Ef		10,833	259,559

TOTAL INSURANCE			13,609,870

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
AT&T, Inc., 5.625%, due 8/1/67		50,000	1,326,500

PIPELINES	0.2%
Energy Transfer Operating LP, 7.375% to 5/15/23, Series Ca,e,f		142,225	2,732,142
Energy Transfer Operating LP, 7.625% to 8/15/23, Series De,f		89,991	1,751,225
Energy Transfer Operating LP, 7.60% to 5/15/24, Series Ee,f		25,586	526,048

			5,009,415

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
REAL ESTATE	0.2%
DIVERSIFIED	0.1%
VEREIT, Inc., 6.70%, Series Fa,f		66,586	$1,665,982

REINSURANCE	0.1%
Arch Capital Group Ltd., 5.45%, Series Fa,f		80,000	1,959,200

TOTAL REAL ESTATE			3,625,182

UTILITIES	0.4%
NiSource, Inc. 0.0% to 3/15/24, Series Ba,e,f		92,315	2,382,650
South Jersey Industries, Inc., 5.625%, due 9/16/79		95,800	2,363,386
Spire, Inc., 5.90%, Series Aa,f		101,071	2,624,814

			7,370,850

TOTAL UNITED STATES			141,664,562

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$153,596,234)			151,346,931

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	16.0%
AUSTRALIA	0.5%
INSURANCE-PROPERTY CASUALTY	0.4%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (USD)[e,h]		$5,155,000	5,697,538
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (USD)[e,h]		1,800,000	1,922,057

			7,619,595

MATERIAL—METALS & MINING	0.1%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (USD)[a,c,e]		1,600,000	1,846,792

TOTAL AUSTRALIA			9,466,387

BRAZIL	0.0%
BANKS
Itau Unibanco Holding SA, 4.50% to 11/21/24, due 11/21/29, 144A (USD)[a,c,e,i]		800,000	759,712

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
CANADA	1.5%
PIPELINES	1.1%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (USD)[a,e]		$3,289,000	$3,245,404
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (USD)[a,e]		4,155,000	4,107,657
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (USD)[a,e]		8,620,000	8,613,492
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (USD)[a,e]		5,765,000	6,101,340

			22,067,893

UTILITIES	0.4%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (USD)[a,e]		8,000,000	8,666,040

TOTAL CANADA			30,733,933

FINLAND	0.1%
BANKS
Nordea Bank Abp, 6.625% to 3/26/26, 144A (USD)[a,c,e,f,i]		1,400,000	1,495,529

FRANCE	1.6%
BANKS	1.5%
BNP Paribas SA, 6.625% to 3/25/24, 144A (USD)[a,c,e,f,i]		3,660,000	3,746,925
BNP Paribas SA, 7.00% to 8/16/28, 144A (USD)[a,c,e,f,i]		1,000,000	1,086,435
BNP Paribas SA, 7.195% to 6/25/37, 144A (USD)[a,c,e,f]		2,900,000	3,135,139
BNP Paribas SA, 7.375% to 8/19/25, 144A (USD)[a,c,e,f,i]		3,600,000	3,949,002
BNP Paribas SA, 7.625% to 3/30/21, 144A (USD)[a,c,e,f,i]		2,400,000	2,437,500
Credit Agricole SA, 6.875% to 9/23/24, 144A (USD)[a,c,e,f,i]		2,600,000	2,683,057
Credit Agricole SA, 7.875% to 1/23/24, 144A (USD)[a,c,e,f,i]		400,000	435,462
Credit Agricole SA, 8.125% to 12/23/25, 144A (USD)[a,c,e,f,i]		3,550,000	4,066,969
Societe Generale SA, 6.75% to 4/6/28, 144A (USD)[a,c,e,f,i]		3,400,000	3,385,771
Societe Generale SA, 7.375% to 9/13/21, 144A (USD)[a,c,e,f,i]		3,600,000	3,639,312
Societe Generale SA, 8.00% to 9/29/25, 144A (USD)[a,c,e,f,i]		1,800,000	2,007,867

			30,573,439

INSURANCE—MULTI-LINE	0.1%
AXA SA, 6.379% to 12/14/36, 144A (USD)[a,c,e,f]		1,600,000	2,058,184

TOTAL FRANCE			32,631,623

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
HONG KONG	0.1%
BANKS
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (USD)[a,c,e,f]		$2,200,000	$2,351,052

ITALY	0.1%
BANKS
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (USD)[a,c,e,f,i]		2,900,000	2,897,600

JAPAN	0.5%
INSURANCE
LIFE/HEALTH INSURANCE	0.4%
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (USD)[a,c,e,f]		2,000,000	2,206,390
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (USD)[a,c,e]		5,000,000	5,568,682

			7,775,072

PROPERTY CASUALTY	0.1%
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (USD)[a,c,e,f]		2,400,000	2,749,956

TOTAL JAPAN			10,525,028

NETHERLANDS	0.2%
BANKS
ING Groep N.V., 5.75% to 11/16/26 (USD)[a,e,f,i]		1,800,000	1,788,003
ING Groep N.V., 6.875% to 4/16/22 (USD)[e,f,h,i]		3,000,000	3,109,680

TOTAL NETHERLANDS			4,897,683

NORWAY	0.2%
BANKS
DNB Bank ASA, 6.50% to 3/26/22 (USD)[e,f,h,i]		3,000,000	3,090,000

SPAIN	0.2%
BANKS
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (USD)[a,e,f,i]		3,800,000	3,690,831

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
SWEDEN	0.1%
BANKS
Skandinaviska Enskilda Banken AB, 5.125% to 5/13/25 (USD)[e,f,h,i]		$400,000	$389,347
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (USD)[e,f,h,i]		2,200,000	2,322,276

TOTAL SWEDEN			2,711,623

SWITZERLAND	1.2%
BANKS	1.1%
Credit Suisse Group AG, 7.125% to 7/29/22 (USD)[e,f,h,i]		2,600,000	2,680,444
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (USD)[a,c,e,f,i]		3,000,000	3,049,005
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (USD)[a,c,e,f,i]		1,400,000	1,439,473
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (USD)[a,c,e,f,i]		400,000	431,968
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (USD)[a,c,e,f,i]		4,800,000	4,990,104
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (USD)[a,c,e,f,i]		4,600,000	4,781,447
UBS Group Funding Switzerland AG, 6.875% to 3/22/21 (USD)[e,f,h,i]		1,600,000	1,623,496
UBS Group Funding Switzerland AG, 6.875% to 8/7/25 (USD)[e,f,h,i]		3,200,000	3,372,000
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (USD)[e,f,h,i]		1,600,000	1,635,414

			24,003,351

INSURANCE—PROPERTY CASUALTY	0.1%
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (USD)[a,c,e]		2,000,000	2,250,500

TOTAL SWITZERLAND			26,253,851

UNITED KINGDOM	2.6%
BANKS	2.3%
Barclays PLC, 7.875% to 3/15/22 (USD)[e,f,h,i]		3,800,000	3,873,112
Barclays PLC, 8.00% to 6/15/24 (USD)[a,e,f,i]		2,200,000	2,280,906
HBOS Capital Funding LP, 6.85% (USD)[f,h]		2,400,000	2,437,584
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (USD)[a,c,e,f]		8,950,000	14,148,294

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount		Value
HSBC Holdings PLC, 6.375% to 3/30/25 (USD)[a,e,f,i]		$1,600,000		$1,643,676
HSBC Holdings PLC, 6.50% to 3/23/28 (USD)[a,e,f,i]		2,800,000		2,875,782
HSBC Holdings PLC, 6.875% to 6/1/21 (USD)[a,e,f,i]		3,400,000		3,450,386
Lloyds Banking Group PLC, 7.50% to 6/27/24 (USD)[a,e,f,i]		3,534,000		3,673,664
Lloyds Banking Group PLC, 7.50% to 9/27/25 (USD)[a,e,f,i]		1,800,000		1,868,668
Nationwide Building Society, 10.25%, due 12/6/99[f,h]		435,000		843,549
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (USD)[a,e,f]		2,512,000		3,639,185
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (USD)[a,e,f,i]		3,600,000		3,981,888
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (USD)[a,e,f,i]		3,200,000		3,334,304
Standard Chartered PLC, 7.75% to 4/2/23, 144A (USD)[c,e,f,i]		600,000		626,544

				48,677,542

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (USD)[a,e]		2,850,000		3,342,936

OIL & GAS	0.2%
BP Capital Markets PLC, 4.875% to 3/22/30 (USD)[a,e,f]		3,550,000		3,674,250

TOTAL UNITED KINGDOM				55,694,728

UNITED STATES	7.1%
BANKS	3.8%
AgriBank FCB, 6.875% to 1/1/24[a,e,f]		37,000	†	3,922,000
Bank of America Corp., 6.10% to 3/17/25, Series AAa,e,f		2,186,000		2,307,749
Bank of America Corp., 5.875% to 3/15/28, Series FFa,e,f		4,682,000		4,792,183
Bank of America Corp., 6.25% to 9/5/24, Series Xa,e,f		4,700,000		4,874,262
Bank of America Corp., 6.50% to 10/23/24, Series Za,e,f		3,806,000		4,097,777
Citigroup, Inc., 5.90% to 2/15/23[a,e,f]		5,675,000		5,645,887
Citigroup, Inc., 5.95% to 5/15/25, Series Pa,e,f		6,000,000		5,969,005
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,e,f		4,850,000		5,149,269
Citigroup, Inc., 5.00% to 9/12/24, Series Ua,e,f		3,040,000		2,867,052
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fe,f		2,000,000		2,032,500
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Ca,e,f		1,200,000		1,116,000
CoBank ACB, 6.25% to 10/1/22, Series Fa,e,f		52,500	†	5,414,062
CoBank ACB, 6.25% to 10/1/26, Series Ia,e,f		2,866,000		2,866,000
Comerica, Inc., 5.625% to 7/1/25[e,f]		1,500,000		1,525,950

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount		Value
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,c,e,f		$35,300	†	$3,706,500
Farm Credit Bank of Texas, 10.00%, Series 1[a,f]		2,000	†	2,020,000
Goldman Sachs Group, Inc./The, 5.30% to 11/10/26, Series Oa,e,f		1,645,000		1,659,047
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qa,e,f		1,690,000		1,753,068
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series Fe,f		1,500,000		1,554,750
JPMorgan Chase & Co., 4.23% (3 Month US LIBOR + 3.47%), Series I (FRN)[a,f,g]		2,034,000		1,855,494
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,e,f		2,790,000		3,005,117
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,e,f		500,000		512,709
Truist Financial Corp., 5.125% to 12/15/27, Series Me,f		500,000		482,931
Truist Financial Corp., 4.80% to 9/01/24, Series Na,e,f		1,810,000		1,668,689
Truist Financial Corp., 5.10% to 3/1/30, Series Qe,f		4,210,000		4,357,771
Wells Fargo & Co., 5.95%, due 12/1/86[a]		2,830,000		3,413,396
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,e,f		1,891,000		1,969,187

				80,538,355

COMMUNICATIONS—TOWERS	0.5%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)		7,400	†	11,022,443

ELECTRIC	0.3%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Aa,e,f		1,960,000		1,900,547
Dominion Energy, Inc., 4.65% to 12/15/24, Series Ba,e,f		327,000		320,487
Duke Energy Corp., 4.875% to 9/16/24[a,e,f]		3,580,000		3,580,774

				5,801,808

FINANCIAL—INVESTMENT BANKER/BROKER	0.3%
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G‡,e,f		4,736,000		5,071,404
Morgan Stanley, 5.55% to 10/15/20, Series Ja,e,f		1,809,000		1,662,836

				6,734,240

FOOD	0.2%
Dairy Farmers of America, Inc., 7.875%, 144Ac,f,j		60,000	†	5,160,000

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
INFRASTRUCTURE	0.3%
ELECTRIC	0.1%
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50‡,a,e		$2,300,000	$2,349,693

GAS—DISTRIBUTION	0.2%
Sempra Energy, 4.875% to 10/15/25[e,f]		3,780,000	3,789,450

TOTAL INFRASTRUCTURE			6,139,143

INSURANCE	1.4%
LIFE/HEALTH INSURANCE	1.0%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[a,c]		4,500,000	5,708,543
MetLife, Inc., 9.25%, due 4/8/38, 144Aa,c		6,500,000	9,025,672
MetLife, Inc., 3.888% (3 Month US LIBOR + 3.575%), Series C (FRN)[a,f,g]		3,200,000	2,894,000
MetLife, Inc., 5.875% to 3/15/28, Series Da,e,f		2,530,000	2,674,466
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[a,e]		500,000	504,623
Voya Financial, Inc., 6.125% to 9/15/23, Series Aa,e,f		1,310,000	1,282,195

			22,089,499

MULTI-LINE	0.1%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/68[a,e]		925,000	1,182,445

PROPERTY CASUALTY	0.2%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[a,e]		3,200,000	3,288,717
Liberty Mutual Group, Inc., 7.80%, due 3/7/87, 144Aa,c		1,680,000	2,016,714

			5,305,431

REINSURANCE	0.1%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[a,e]		1,760,000	1,655,049

TOTAL INSURANCE			30,232,424

PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series Ga,e,f		2,780,000	2,380,375

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
UTILITIES	0.2%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[a,e]		$2,870,000	$3,136,013

TOTAL UNITED STATES			151,144,801

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$316,992,038)			338,344,381

		Shares
SHORT-TERM INVESTMENTS	0.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.11%[k]		16,410,711	16,410,711

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$16,410,711)			16,410,711

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,472,200,247)	139.9%		2,963,036,141
WRITTEN OPTION CONTRACTS	(0.1)		(2,242,770)
LIABILITIES IN EXCESS OF OTHER ASSETS	(39.8)		(843,188,580)

NET ASSETS (Equivalent to $22.64 per share based on 93,522,809 shares of common stock outstanding)	100.0%		$2,117,604,791

Exchange-Traded Option Contracts

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[l]	Premiums Received	Value
Call—Crown Castle International Corp.	$160.00	7/17/20	(1,878)	$(31,428,330)	$(653,457)	$(1,690,200)
Call—GDS Holdings Ltd.	80.00	7/17/20	(967)	(7,703,122)	(138,327)	(299,770)
Put—Norfolk Southern Corp.	165.00	7/17/20	(800)	(14,045,600)	(336,652)	(252,800)

			(3,645)	$(53,177,052)	$(1,128,436)	$(2,242,770)

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable[m]	Fixed Payment Frequency	Floating Rate Receivable[m] (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized (Depreciation)
$212,500,000	1.240%	Monthly	1 Month LIBOR	Monthly	2/3/26	$(10,427,632)	$(97,997)	$(10,525,629)

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the six months ended June 30, 2020.

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
EMTN	Euro Medium Term Note
FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

‡	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $34,107,672 in aggregate has been pledged as collateral.
†	Represents shares.
[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $1,785,614,876 in aggregate has been pledged as collateral.
[b]	Non-income producing security.
[c]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $193,281,977 which represents 9.1% of the net assets of the Fund, of which 0.2% are illiquid.

[d]	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $740,670,279 in aggregate has been rehypothecated.
[e]	Security converts to floating rate after the indicated fixed-rate coupon period.
[f]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[g]	Variable rate. Rate shown is in effect at June 30, 2020.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

[h]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $32,996,497 which represents 1.6% of the net assets of the Fund, of which 0.0% are illiquid.

[i]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $98,593,559 which represents 4.7% of the net assets of the Fund. (3.3% of the managed assets of the Fund).

[j]	Security value is determined based on significant unobservable inputs (Level 3).
[k]	Rate quoted represents the annualized seven-day yield.
[l]	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.
[m]	Represents a forward-starting interest rate swap with interest receipts and payments commencing on December 28, 2020 (effective date).

Sector Summary	% of Managed Assets
Electric	30.0
Communications	11.4
Pipelines	9.3
Banks	9.0
Toll Roads	7.9
Infrastructure	7.5
Airports	5.4
Railways	5.3
Other	3.1
Water	2.4
Gas Distribution	2.2
Insurance	2.1
Real Estate	2.1
Utilities	1.5
Financial	0.8

100.0

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020 (Unaudited)

ASSETS:
Investments in securities, at value[a] (Identified cost—$2,472,200,247)	$2,963,036,141
Cash collateral pledged for interest rate swap contracts	6,021,972
Foreign currency, at value (Identified cost—$2,319,488)	2,314,817
Receivable for:
Dividends and interest	9,775,066
Investment securities sold	236,868
Variation margin on interest rate swap contracts	97,428
Other assets	77,366

Total Assets	2,981,559,658

LIABILITIES:
Written option contracts, at value (Premiums received—$1,128,436)	2,242,770
Payable for:
Credit agreement	850,000,000
Investment securities purchased	5,183,401
Interest expense	2,128,767
Investment management fees	2,116,020
Foreign capital gains tax	1,198,642
Dividends declared	564,822
Administration fees	149,366
Directors’ fees	3,231
Due to custodian	22
Other liabilities	367,826

Total Liabilities	863,954,867

NET ASSETS	$2,117,604,791

NET ASSETS consist of:
Paid-in capital	$1,681,302,490
Total distributable earnings/(accumulated loss)	436,302,301

$2,117,604,791

NET ASSET VALUE PER SHARE:
($2,117,604,791 ÷ 93,522,809 shares outstanding)	$22.64

MARKET PRICE PER SHARE	$22.05

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(2.61)%

[a]	Includes $1,785,614,876 pledged as collateral, of which $740,670,279 has been rehypothecated, in connection with the Fund’s credit agreement, as described in Note 8.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:
Dividend income (net of $923,572 of foreign withholding tax)	$41,333,216
Interest income	8,587,824
Rehypothecation income	86,958

Total Investment Income	50,007,998

Expenses:
Interest expense	13,366,393
Investment management fees	13,094,723
Administration fees	1,079,627
Shareholder reporting expenses	335,397
Custodian fees and expenses	163,682
Professional fees	64,127
Directors’ fees and expenses	55,055
Transfer agent fees and expenses	10,974
Miscellaneous	83,330

Total Expenses	28,253,308

Net Investment Income (Loss)	21,754,690

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $147,890 of foreign capital gains tax)	(23,191,256)
Written option contracts	1,012,425
Foreign currency transactions	230,318
Interest rate swap contracts	(1,755,408)

Net realized gain (loss)	(23,703,921)

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of decrease in foreign capital gains tax of $1,437,345)	(374,732,838)
Written option contracts	(1,146,304)
Foreign currency translations	(40,120)
Interest rate swap contracts	(11,171,043)

Net change in unrealized appreciation (depreciation)	(387,090,305)

Net Realized and Unrealized Gain (Loss)	(410,794,226)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(389,039,536)

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31, 2019
Change in Net Assets:
From Operations:
Net investment income (loss)	$21,754,690	$48,585,593
Net realized gain (loss)	(23,703,921)	149,782,209
Net change in unrealized appreciation (depreciation)	(387,090,305)	442,745,240

Net increase (decrease) in net assets resulting from operations	(389,039,536)	641,113,042

Distributions to Shareholders	(86,976,212)	(158,708,400)

Capital Stock Transactions:
Issued as reinvestment of dividends and distributions (See Note 6)	—	1,186,428
Issued in connection with tax-free reorganization (See Note 7)	—	226,180,064

Net increase (decrease) in net assets from capital stock transactions	—	227,366,492

Total increase (decrease) in net assets	(476,015,748)	709,771,134
Net Assets:
Beginning of period	2,593,620,539	1,883,849,405

End of period	$2,117,604,791	$2,593,620,539

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2020 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(389,039,536)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(917,993,964)
Proceeds from sales and maturities of long-term investments	955,516,227
Net purchases, sales and maturities of short-term investments	40,512,437
Net amortization of premium on investments in securities	459,547
Net decrease in dividends and interest receivable and other assets	2,077,647
Net increase in receivable for variation margin on interest rate swap contracts	(31,437)
Net decrease in interest expense payable, accrued expenses and other liabilities	(789,939)
Increase in premiums received from written option contracts	1,041,614
Net change in unrealized depreciation on written option contracts	1,146,304
Net change in unrealized depreciation on investments in securities (net of decrease in foreign capital gains tax of $1,437,345)	374,732,838
Net realized loss on investments in securities (net of $147,890 of foreign capital gains tax)	23,191,256

Cash provided by operating activities	90,822,994

Cash Flows from Financing Activities:
Dividends and distributions paid	(86,411,390)

Cash used for financing activities	(86,411,390)

Increase (decrease) in cash and restricted cash	4,411,604
Cash and restricted cash at beginning of period (including foreign currency)	3,925,185

Cash and restricted cash at end of period (including foreign currency)	$8,336,789

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

For the six months ended June 30, 2020, interest paid was $13,395,445.

For the six months ended June 30, 2020, as part of exchange offers from two of the Fund’s investments, the Fund received shares of new securities valued at $3,575,289.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS—(Continued)

For the Six Months Ended June 30, 2020 (Unaudited)

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Restricted cash	$6,021,972
Foreign currency	2,314,817

Total cash and restricted cash shown on the Statement of Cash Flows	$8,336,789

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$27.73	$22.08	$25.53	$22.00	$22.22	$25.79

Income (loss) from investment operations:

Net investment income (loss)[a]	0.23	0.57	0.52	0.67	0.69	0.68
Net realized and unrealized gain (loss)	(4.39)	6.94	(1.97)	4.63	1.12	(2.66)

Total from investment operations	(4.16)	7.51	(1.45)	5.30	1.81	(1.98)

Less dividends and distributions to shareholders from:

Net investment income	(0.93)	(0.58)	(0.53)	(1.03)	(0.62)	(0.72)
Net realized gain	—	(1.28)	(1.47)	(0.74)	(1.41)	(0.88)

Total dividends and distributions to shareholders	(0.93)	(1.86)	(2.00)	(1.77)	(2.03)	(1.60)

Anti-dilutive effect from the repurchase of shares	—	—	—	—	—	0.01

Net increase (decrease) in net asset value	(5.09)	5.65	(3.45)	3.53	(0.22)	(3.57)

Net asset value, end of period	$22.64	$27.73	$22.08	$25.53	$22.00	$22.22

Market value, end of period	$22.05	$26.20	$19.76	$24.00	$19.36	$19.08

Total net asset value return[b]	-14.84%[c]	35.09%	-5.34%	25.33%	9.22%	-6.85%

Total market value return[b]	-12.21%[c]	42.63%	-9.89%	33.89%	11.93%	-9.21%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited) —(Continued)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Ratios/Supplemental Data:		2019	2018	2017	2016	2015
Net assets, end of period (in millions)	$2,117.6	$2,593.6	$1,883.8	$2,178.0	$1,876.7	$1,895.5

Ratios to average daily net assets:
Expenses	2.53%[d]	2.50%	2.44%	2.17%	2.19%	2.11%

Expenses (excluding interest expense)	1.33%[d]	1.36%	1.39%	1.35%	1.36%	1.35%

Net investment income (loss)	1.95%[d]	2.18%	2.18%	2.73%	2.97%	2.73%

Ratio of expenses to average daily managed assets[e]	1.83%[d]	1.81%	1.73%	1.54%	1.53%	1.50%

Portfolio turnover rate	30%[c]	41%	37%	46%	51%	58%

Credit Agreement
Asset coverage ratio for credit agreement	349%	405%	322%	356%	321%	323%

Asset coverage per $1,000 for credit agreement	$3,491	$4,051	$3,216	$3,562	$3,208	$3,230

Amount of loan outstanding (in millions)	$850.0	$850.0	$850.0	$850.0	$850.0	$850.0

[a]	Calculation based on average shares outstanding.
[b]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[c]	Not annualized.
[d]	Annualized.
[e]	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is total return with emphasis on income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Australia	$167,851,255	$—	$167,851,255	$—
Austria	110,133	—	110,133	—
Belgium	10,139,251	—	10,139,251	—
China	95,765,463	15,268,193	80,497,270	—
France	50,366,028	—	50,366,028	—
Germany	1,687,188	—	1,687,188	—
Hong Kong	25,589,273	457,022	25,132,251	—
Italy	60,640,835	—	60,640,835	—
Japan	72,181,969	—	72,181,969	—
New Zealand	28,346,164	—	28,346,164	—
Norway	103,498	—	103,498	—
Singapore	1,158,340	—	1,158,340	—
Spain	55,517,759	—	55,517,759	—
Sweden	1,312,920	—	1,312,920	—
Switzerland	7,987,938	—	7,987,938	—
Thailand	46,790,963	—	46,790,963	—
United Kingdom	78,561,233	—	78,561,233	—
Other Countries	1,752,823,908	1,752,823,908	—	—
Preferred Securities— $25 Par Value:
United States	141,664,562	137,217,668	4,446,894	—
Other Countries	9,682,369	9,682,369	—	—

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities— Capital Securities:
United States	$151,144,801	$—	$145,984,801	$5,160,000
Other Countries	187,199,580	—	187,199,580	—
Short-Term Investments	16,410,711	—	16,410,711	—

Total Investments in Securities[a]	$2,963,036,141	$1,915,449,160	$1,042,426,981	$5,160,000	[b]

Interest Rate Swaps	$(10,525,629)	$—	$(10,525,629)	$—
Written Option Contracts	(2,242,770)	(2,242,770)	—	—

Total Derivative Liabilities[a]	$(12,768,399)	$(2,242,770)	$(10,525,629)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.
[b]

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Total Investments in Securities
Balance as of December 31, 2019	$18,093,624
Transfer out of Level 3[a]	(3,940,770)
Change in unrealized appreciation (depreciation)	(8,992,854)

Balance as of June 30, 2020	$5,160,000

[a]

As of December 31, 2019, the Fund used significant unobservable inputs in determining the value of this investment. As of June 30, 2020, the Fund used a quoted price in determining the value of the same investment, which resulted from the registration of these shares.

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2020 which were valued using significant unobservable inputs (Level 3) amounted to $(803,880).

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and MLPs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2020, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund’s taxable income after December 31, 2020, the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2020: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
7/14/20	7/15/20	7/31/20	$0.155
8/18/20	8/19/20	8/31/20	$0.155
9/15/20	9/16/20	9/30/20	$0.155

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2020, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily managed assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2020, the Fund incurred $924,333 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $12,004 for the six months ended June 30, 2020.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2020, totaled $914,456,665 and $947,158,003, respectively.

Note 4. Derivative Instruments

The following tables present the value of derivatives held at June 30, 2020 and the effect of derivatives held during the six months ended June 30, 2020, along with the respective location in the financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest Rate Risk:
Interest Rate Swap Contracts[a]	Receivable for variation margin on interest rate swap contracts	$(10,525,629)[b]	—	$—
Equity Risk:
Written Option Contracts—Exchange-Traded[a]	—	—	Written option contracts	2,242,770

[a]	Not subject to a master netting arrangement or another similar agreement.

[b]

Amount represents the cumulative depreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	$(1,755,408)	$(11,171,043)
Equity Risk:
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	1,012,425	(1,146,304)

The following summarizes the volume of the Fund’s option contracts activity for the six months ended June 30, 2020:

Written Option Contracts
Average Notional Amount[a,b]	$32,657,923

[a]	Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents four months for written option contracts.

[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Income Tax Information

As of June 30, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$2,472,200,247

Gross unrealized appreciation on investments	$657,247,911
Gross unrealized depreciation on investments	(178,051,980)

Net unrealized appreciation (depreciation) on investments	$479,195,931

The Fund incurred short-term capital losses of $14,016,411 after October 31, 2019 that it has elected to defer to the following year.

Note 6. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2020, the Fund did not issue shares of common stock for the reinvestment of dividends. During the year ended December 31, 2019, the Fund issued 44,191 shares of common stock at $1,186,428 for the reinvestment of dividends.

On December 10, 2019, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2020, through the fiscal year ended December 31, 2020.

During the six months ended June 30, 2020 and the year ended December 31, 2019, the Fund did not effect any repurchases.

Note 7. Reorganization

On June 11, 2019, the Boards of Directors of Cohen & Steers Global Income Builder, Inc. (INB) and the Fund approved the reorganization of INB with and into the Fund, pursuant to which the Fund would continue as the surviving fund (the Reorganization). The investment advisor believes the Reorganization benefits shareholders of the Fund by reducing annual operating expense ratios, enhancing market liquidity and providing portfolio management and operational efficiencies. The transaction was structured as a tax-free reorganization under the Internal Revenue Code. On December 6, 2019, INB’s stockholders approved the Reorganization.

After the close of business on December 20, 2019, the Fund acquired substantially all of the assets and liabilities of INB in exchange for shares of common stock of the Fund, which were distributed to INB’s shareholders. The investment portfolio of INB, with a fair value of $214,914,884 and identified cost of $190,813,478 as of the date of the reorganization, was the principal asset acquired by the Fund. The acquisition was accomplished by a tax-free exchange of 23,142,068 shares of INB, valued at

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

$226,180,064 (including $129 paid in cash in lieu of fractional shares totaling 5 shares of the Fund) for 8,158,824 shares of the Fund. The net assets of INB and the Fund immediately before the acquisition were $226,180,064 (including $24,101,941 of net unrealized appreciation) and $2,366,482,855, respectively. The combined net assets of the Fund immediately following the acquisition were $2,592,662,919. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however the cost basis of the investments received from INB was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Merger related expenses were approximately $338,662, of which $303,807 were borne by the Fund and $34,815 were borne by INB. Assuming the acquisition had been completed on January 1, 2019, the Fund’s pro-forma results of operations for the year ended December 31, 2019, are as follows:

Net investment income	$50,284,786
Net realized and unrealized gain	636,044,134

Net increase in net assets resulting from operations	$686,328,920

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of changes in net assets attributable to INB that have been included in the Fund’s statement of operations.

Note 8. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $850,000,000. The Fund may pay a fee of 0.45% per annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. Under the terms of the credit agreement, the Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed rate portions of the credit facility. In the event of such prepayment, the Fund will receive or pay any gain or loss associated with BNPP’s interest rate hedge with respect to the applicable fixed rate portions of the credit facility, which could be material in certain circumstances (breakage fee). The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and the Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecated securities. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

As of June 30, 2020, the Fund had outstanding borrowings of $850,000,000 at a weighted average rate of 3.1%. The fair value of these borrowings at June 30, 2020 was approximately $876,897,000, including estimated breakage fees of $26,897,000 in the event of a prepayment of all of the fixed rate financing. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2020, the Fund borrowed an average daily balance of $850,000,000 at a weighted average borrowing cost of 3.1%

Note 9. Other Risks

Risk of Market Price Discount from Net Asset Value: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Master Limited Partnership Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur applicable breakage fees under the Fund’s credit arrangement and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Credit and Below-Investment-Grade Securities Risk: Lower-rated securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and down grades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may be short term or, particularly in the event of a “second wave” of infections, may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. There are numerous potential vaccines in development, but the scalability and effectiveness of such vaccines are unknown. Even if an effective vaccine were to become readily available, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period. During this period, the UK will no longer be considered a

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

member state of the EU, but will remain subject to EU law, regulations and maintain access to the EU single market while the UK and EU negotiate and agree on the nature of their future relationship. The transition period is expected to end December 31, 2020, subject to extension. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability. In addition, if the UK and the EU are unable to agree on trade and/or other agreements by the end of the transition period, or a related extension, the economic impact resulting from Brexit may be more negative.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. There is no assurance that the rule will be adopted. The proposed rule would, among other things, limit the ability of the Fund to enter into derivative transactions and certain other transactions, which may substantially curtail the Fund’s ability to use derivative instruments and inhibit the Investment Manager’s ability to establish what it views as the optimal level of leverage for the Fund, especially when the Fund has issued preferred shares or has borrowings, reverse repurchase agreements or similar transactions outstanding.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017 the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. It is likely that panel banks will cease reporting LIBOR as soon as they are able to, effectively phasing it out as of 2022; however, the LIBOR transition might be extended. The official sector appears resistant to adjusting deadlines but there may be more pressing demands on regulators and companies stemming from COVID-19. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 and could extend into 2022 or beyond.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 10. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2020 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Infrastructure Fund, Inc. shareholders voted on the following proposals at the annual meeting held on May 14, 2020. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted for	Authority Withheld
To elect Directors:

Michael G. Clark	80,799,600	1,527,653
Dean A. Junkans	80,725,625	1,601,628

COHEN & STEERS INFRASTRUCTURE FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2020) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (3/30/04)	One Year	Five Years	Ten Years	Since Inception (3/30/04)
-7.92%	7.15%	12.71%	9.53%	-8.21%	9.86%	14.51%	9.05%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. During certain periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT, are available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital

COHEN & STEERS INFRASTRUCTURE FUND, INC.

decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management and subadvisory agreements (the Management Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreements were discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 2, 2020 and at meetings of the full Board of Directors held on March 17, 2020 and June 9, 2020. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreements in executive session on June 8, 2020. At the meeting of the full Board of Directors on June 9, 2020, the Management Agreements were unanimously continued for a term ending June 30, 2021 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Manager about, and discussed with the Investment Manager, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s

COHEN & STEERS INFRASTRUCTURE FUND, INC.

portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and, for the Investment Manager, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Group medians for the one-, three-, five- and ten-year periods ended March 31, 2020, ranking two out of five peers, one out of five peers, two out of five peers and two out of four peers, respectively. The Fund outperformed its linked blended benchmark for the three- and ten-year periods, ended March 31, 2020. The Fund performed in-line with the linked blended benchmark for the five-year period and underperformed the linked blended benchmark for the one-year period, ended March 31, 2020. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the periods, the relevant implications of the continuing COVID-19 pandemic, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager’s performance in managing other infrastructure funds. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreements.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund’s actual management fees at managed and common asset levels were lower than the Peer Group medians, ranking two out of five peers for each. The Board of Directors also noted that the Fund’s total expense ratios including investment-related expenses at managed asset levels represented the Peer Group median and are lower than the Peer Group median at common asset levels, ranking third out of five peers and second out of five peers, respectively. The Board of Directors also noted that the Fund’s total expense ratios excluding investment-related expenses at both managed and common asset levels are lower than the Peer Group medians, ranking second out of five peers for each. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. Because the Subadvisors are paid by the Investment Manager (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Manager, the Board of Directors considered the profitability of the Investment Manager as a whole and did not consider the Subadvisors’ separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreements to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer and Vice President

Robert S. Becker

Vice President

Benjamin Morton

Vice President

William F. Scapell

Vice President

Yigal D. Jhirad

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	UTF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Infrastructure

Fund (UTF)

Semiannual Report June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at anytime. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

UTFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)	Not applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2019, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities	$1,205,880
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,024,998
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	—
Other fees relating to the securities lending program not included in the revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$1,024,998
Net income from securities lending activities	$180,882

(b)	During the registrants most recent fiscal year ended December 31, 2019, BNP Paribas (“BNPP”) served as the registrant’s securities lending agent.

As a securities lending agent, BNPP is responsible for the implementation and administration of the registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the registrant, BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

BNPP is compensated for the above-described services from its securities lending revenue split. The table above shows what the registrant earned and the fees and compensation it paid in connections with its securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: September 3, 2020